Exhibit 10.2

CELULARITY INC.

June __, 2025

Holder of Common Stock Purchase Warrants

Re:	Amendment to Common Stock Purchase Warrants

Dear Holder:

In connection with the purchase of ______ shares of Class A common stock of Celularity Inc. (the “Company”) for an aggregate purchase price of $______, the Company hereby agrees to amend warrants to purchase ______ shares of Class A common stock currently held by the Holder (the “Warrants”) to (i) revise the exercise price of the Warrants to $2.50 per share and (ii) extend the expiration date of such Warrants to ____, 2030.

Each party hereto shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this letter agreement. The Company shall pay all transfer agent fees, stamp taxes and other taxes and duties levied in connection with the amendment of the Warrants.

No provision of this letter agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought, or, in the case of a modification, supplement, or amendment, by each of the parties hereto. No waiver of any default with respect to any provision, condition or requirement of this letter agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

This Agreement shall be governed by the laws of the State of New York without regard to the principles of conflicts of law thereof.

***************

Please do not hesitate to call me if you have any questions.

Sincerely yours,

CELULARITY INC.

By:
Name:
Title:

Accepted and Agreed to:

Name of Holder: __________________________________________________________________

Signature of Authorized Signatory of Holder: ____________________________________________

Name of Authorized Signatory: _________________________________________________________

Title of Authorized Signatory: ________________________________________________________

Total Warrant Shares: _________________________

-3-